UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2005 (March 25, 2005)
                                                 -------------------------------
                                  GenTek Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                        001-14789                      02-0505547
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(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                 90 East Halsey Road, Parsippany, NJ              07054
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               (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code (973) 515-3221
                                                    -------------

                                 Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Matthew R. Friel, an Executive Vice President of GenTek Inc. (the "Company"), will be resigning effective March 31, 2005 to pursue other interests. Mr. Friel served as the Company's Executive Vice President of Finance and Corporate Development since August 2004, with his primary focus on leading the Company's review of strategic alternatives. The Company's strategic review culminated with the completion of a financing on February 28, 2005 and payment of a $31 per share dividend to common stockholders on March 16, 2005. Mr. Friel joined the Company in 2001, serving as Vice President and Chief Financial Officer through August 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENTEK INC.
                                        --------------------------
                                        (Registrant)


Date:  March 30, 2005           By:    /s/ Matthew M. Walsh
                                      -----------------------------------------
                                Name: Matthew M. Walsh
                                      Title: Vice President and Chief Financial
                                             Officer